       The Prudential
       Variable Contract
       Real Property
       Partnership




       [PHOTO]

       The Westpark Building

       Annual Report to
       Contract Owners

       December 31, 1997


[LOGO] Prudential
       The Prudential Insurance Company of America
       751 Broad Street
       Newark, NJ 07102-3777

[LOGO]
================================================================================
This Report may be used with the public only when preceded or accompanied by current prospectuses for The Real Property Account, the applicable variable life or variable annuity product, and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's Mortality and Expense Risk Charge. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain more information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

Variable life and variable annuity products are offered by Pruco Securities Corp., a subsidiary of The Prudential Insurance Company of America. Both are located at 751 Broad Street, Newark, NJ 07102-3777.

================================================================================
                                Table of Contents

           NOTE: ** The inside back cover provides important toll-free telephone numbers for customer service.

                                                                                                       Page
Letter to Contract Owners

       Summarizes the results of The Prudential Variable Contract Real Property Partnership .............2

Financial Statements of The Prudential Variable Contract Real Property Partnership ......................5

Schedule of Investments

       Lists the holdings of The Prudential Variable Contract Real Property Partnership .................9

Notes to Financial Statements of The Prudential Variable Contract Real Property Partnership ............12

Report of Independent Accountants ......................................................................17

Board of Directors .....................................................................................19

Year Ended December 31, 1997

Letter
To Contract Owner

Dear Contract Owner:

This Annual Report for the Prudential Variable Contract Real Property Partnership (the Partnership) presents a summary of the activities and results for the Partnership during 1997.

The Partnership generated a total return, after fees of 11.29% in 1997, the best calendar year total return in the Partnership's history. This return was comprised of a 6.99% income return and a 4.30% appreciation return.

The Partnership was an active investor, completing five acquisitions and one disposition transaction during the year. Strong income returns from existing assets were offset by lower returns from new industrial properties still in lease-up and were further affected by high cash balances carried early in the year to fund 1997 acquisitions. Our stock position in Meridian Industrial Trust, which also provided lower income returns, produced a significant value gain which was reflected in the overall appreciation return. An advantageous purchase of the land beneath the Pomona CA, industrial property, positive market conditions in the Southeast apartment market, and significant leasing activity at the Partnership's Atlanta retail center were additional factors which contributed to the appreciation return.

During 1997, the overall real estate market performed well. On a comparative basis, the National Council of Real Estate Investment Fiduciaries (NCREIF) Property Index (the Index) returned 13.74% before management fees. The Index is a widely used index of commercial real estate performance within the United States. For 1997, the Partnership's appreciation return of 4.30% (after fees) was comparable to the Index's appreciation return of 4.37% (before fees). The Partnership's income return of 6.99% (after fee) lagged the Index's income return of 9.07% (before fee) due to the factors discussed above. Over the longer term, the Partnership's total return (after fees) has outperformed the total return (before fees) reported by the Index for the five and ten year periods through year end 1997.

The demand and supply fundamentals of real estate generally favor investors right now. Low interest rates prevailing in the capital markets make real estate even more attractive. In 1998, the office building market is expected to perform especially well as absorption, fueled by job creation, continues to outpace the new supply of space. The Partnership is positioned to benefit from this trend as the Lisle, IL, office building is re-tenanted at favorable market rates.

In the public market, the Real Estate Investment Trust (REIT) sector is expected to produce attractive returns in 1998 as investors concentrate on earnings growth. The Partnership acquired its first REIT investment in 1997 and will consider additional investment in this sector during 1998 if such investment is expected to have a positive impact on overall portfolio performance.

We appreciate your investment in The Prudential Variable Contract Real Property Partnership. The Partnership seeks to provide the highest quality real estate investment option consistent with its objectives. We encourage you to consult with your Pruco Securities Registered Representative to assist in providing for your financial security.





Sincerely,



/s/ Terry McHugh

Terry McHugh
Vice President
The Prudential Insurance Company of America


================================================================================
Important Note

Investing in commercial real estate is a type of sector investment. Sector investing carries higher risks than investments in a broadly diversified portfolio.

The rates of return quoted on the following pages reflect deduction of investment management fees and investment-related expenses but not product charges. They reflect the reinvestment of any income and capital gain distributions. They are not an estimate or a guarantee of future performance. Contract unit values increase or decrease based on the performance of the Account. Changes in contract values depend not only on the investment performance of the Account, but also on the insurance and administrative charges, applicable sales charges, and the Mortality and Expense Risk Charge applicable under the contract. These contract charges significantly reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Representative/Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract, and can show you a personalized illustration of how insurance charges affect the returns you experience.
--------------------------------------------------------------------------------

Real Property Partnership

The year ended December 31, 1997 was one of the most dynamic in the Partnership's history. The Partnership completed five acquisitions valued over $36 million and sold its interest in a co-investment in six properties for approximately $6.3 million. These transactions, which included the Partnership's first investment in stock of a Real Estate Investment Trust (REIT), translated into a record setting year as the Partnership earned the highest calendar year return in its history.

The Partnership acquired a 182,500 square foot warehouse in Salt Lake City, UT, and a 277,500 square foot distribution facility in Aurora, CO, upon completion of construction. The primary objective for both of these properties during 1998 will be to attract a strong tenant base. The Partnership also exercised an option to purchase the land under the existing Pomona, CA industrial complex. The acquisition of a 97,378 square foot office building located in Brentwood, TN, is the Partnership's second such investment in this market.

The Partnership acquired 506,894 shares of Meridian Industrial Trust (Meridian) for approximately $10 million. As of December 31, 1997 the value of the Partnership's shares was approximately $12.5 million. Meridian is an equity real estate investment trust in the business of owning and operating industrial properties nationwide. Meridian was the purchaser of our interest in the six industrial properties sold during 1997. This purchase was part of a larger overall transaction through which our opportunity to invest in the stock of Meridian was created. The Partnership will consider additional investments in REIT stocks in 1998 if expected returns have a positive impact on overall portfolio performance.


As of December 31, 1997, the Partnership's net assets consisted of:

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                           o  Office Buildings            29.2%

                                           o  Industrial                  23.7%
          [PIE CHART APPEARS HERE]
                                           o  Residential                 20.8%

                                           o  Retail                      13.3%

                                           o  Cash/Marketable
                                              Securities/Other            13.0%

Source: Prudential.

================================================================================
Average Annual Returns Through December 31, 1997

                                   One         Three      Five        Ten        Since
                                   Year        Years      Years      Years     Inception
------------------------------------------------------------------------------------------
 Real Property Partnership (1)    11.29%        8.57%      8.04%      5.61%       5.61%
------------------------------------------------------------------------------------------
 NCREIF Index (2)                 13.74%       10.49%      7.79%      4.74%        N/A

Real Property Partnership Inception date: 11/26/86.

(1) Past performance is not predictive of future results. Partnership performance does not reflect Separate Account expenses or other product charges. Contract values when redeemed, may be worth more or less than their original cost.

(2) The National Council of Real Estate Investment Fiduciaries (NCREIF) Property Index is comprised of the NCREIF Classic Index (unleveraged) and the NCREIF Leverage Property Database. All properties have been acquired on behalf of tax exempt institutions and held in a fiduciary environment. The universe includes: Wholly owned and joint venture investments, existing properties only (i.e. no development projects), and only investment-grade (non agricultural) income producing properties (apartments, hotels, office, retail, office showroom/research and development, and warehouses.) Each property's return is weighted by its market value and income and capital changes are also calculated. Properties that are sold are removed from the Index in the quarter the sale takes place. Each property's market value is determined by real estate appraisal methodology, consistently applied.

--------------------------------------------------------------------------------
Q&A

PHOTO

Portfolio Manager
Terry McHugh
================================================================================
Q. What is a REIT?

A. Real Estate Investment Trust (REIT) is an ownership vehicle created to allow investors to pool their capital to own commercial real estate. The central feature of this vehicle is an exemption from income taxes at the corporate level as long as it meets specific provisions of the Internal Revenue Code. Two key provisions are that at least 75% of its assets must be invested in real estate, cash or government securities and at least 95% of the REIT's taxable earnings must be paid as dividends. REITs may operate as public companies or may be privately held. REITs offer investors an opportunity to avoid double taxation, to limit liability, and in the case of a public REIT, to achieve improved liquidity over direct real estate investment.


Q. Can the Real Property Partnership invest in REITs?

A. Yes, the Partnership does have the ability to invest in REITs. The prospectuses which govern the Partnership's investment policies allow for up to 25% of its assets to be invested in REITs. During 1997 the Partnership made its first such investment, acquiring 506,894 shares of Meridian Industrial Trust, Inc. (NYSE:MDN) for $10 million. As of December 31, 1997, these shares were valued at $12.5 million, representing 5.62% the of the partnership's assets.
--------------------------------------------------------------------------------

          THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                     STATEMENTS OF ASSETS AND LIABILITIES

                                                                      DECEMBER 31, 1997    DECEMBER 31, 1996
                                                                      -----------------    -----------------
ASSETS
REAL ESTATE INVESTMENTS - At estimated market value:
  Real estate and improvements
  (cost:  12/31/97 -- $201,670,248; 12/31/96 -- $177,082,291)            $181,317,624         $151,074,276
  Interest in properties at estimated market value
  (cost:12/31/97--$0; 12/31/96--$6,133,157)                                         0            5,850,000
  Real estate investment trust (cost:  12/31/97 -- $10,000,005;
   12/31/96 -- $0)                                                         12,523,805                    0
                                                                         -------------        -------------

         Total real estate investments                                    193,841,429          156,924,276

MARKETABLE SECURITIES - At estimated market value
   (cost:  12/31/97 -- $13,939,000; 12/31/96 -- $24,345,000)               13,971,421           24,426,644

CASH AND CASH EQUIVALENTS                                                  12,880,560           20,738,204

DIVIDEND RECEIVABLE                                                           146,999                    0

ACCRUED INVESTMENT INCOME AND OTHER ASSETS
   (net of allowance for uncollectible accounts:  12/31/97 --
   $68,000; 12/31/96 -- $56,000)                                            1,904,726            2,066,916
                                                                         -------------        -------------

         Total assets                                                    $222,745,135         $204,156,040
                                                                         =============        =============

LIABILITIES AND PARTNERS' EQUITY

OBLIGATION UNDER CAPITAL LEASE                                                      0           $4,072,677

ACCOUNTS PAYABLE AND ACCRUED EXPENSES                                      $1,842,027            1,640,360

DUE TO AFFILIATES                                                             832,922              719,200

OTHER LIABILITIES                                                             538,413              467,009
                                                                         -------------        -------------

         Total liabilities                                                  3,213,362            6,899,246
                                                                         -------------        -------------

PARTNERS' EQUITY                                                          219,531,773          197,256,794
                                                                         -------------        -------------

TOTAL LIABILITIES AND PARTNERS' EQUITY                                   $222,745,135         $204,156,040
                                                                         =============        =============

NUMBER OF SHARES OUTSTANDING AT END OF PERIOD                              11,848,275           11,848,275
                                                                         =============        =============

SHARE VALUE AT END OF PERIOD                                                   $18.53               $16.65
                                                                         =============        =============


The accompanying notes are an integral part of these financial statements.

          THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                           STATEMENTS OF OPERATIONS

                                                                    YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------
                                                             1997            1996          1995
                                                          -----------   ------------  ------------
INVESTMENT INCOME:
 Revenues from real estate and improvements               $21,582,968    $22,799,694   $19,827,044
 Income from interest in properties                           435,296        606,558       638,183
 Dividend income from real estate investment trusts           158,184              0             0
 Interest on short-term investments                         2,305,364      2,134,386     2,660,865
                                                          ------------   ------------  ------------

         Total investment income                           24,481,812     25,540,638    23,126,092
                                                          ------------   ------------  ------------

EXPENSES:

 Investment management fee                                  2,640,470      2,494,229     2,341,878
 Real estate taxes                                          2,208,972      2,367,404     1,938,090
 Administrative expense                                     2,326,155      1,865,433     1,795,092
 Operating expense                                          3,296,350      2,904,620     1,870,183
 Interest expense                                             220,118        489,434       460,578
                                                          ------------   ------------  ------------

         Total investment expenses                         10,692,065     10,121,120     8,405,821
                                                          ------------   ------------  ------------

NET INVESTMENT INCOME                                      13,789,747     15,419,518    14,720,271
                                                          ------------   ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON

  INVESTMENTS:

 Net proceeds from real estate investments
   sold                                                     6,297,422     20,497,789             0
 Less:  Cost of real estate investments sold                6,274,539     26,610,932             0
           Realization of prior years' unrealized
            gain on real estate investments sold             (283,157)    (4,539,996)            0
                                                          ------------   ------------  ------------

 Net gain (loss) realized on real estate
             investments sold                                 306,040     (1,573,147)            0
                                                          ------------   ------------  ------------


 Change in unrealized gain (loss) on real estate
  investments                                               8,179,192     (3,211,436)      661,623
                                                          ------------   ------------  ------------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS                                      8,485,232     (4,784,583)      661,623
                                                          ------------   ------------  ------------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                          $22,274,979    $10,634,935   $15,381,894
                                                          ============   ============  ============

The accompanying notes are an integral part of these financial statements.

           THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------
                                                           1997             1996            1995
                                                       ------------    ------------     -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS:
 Net investment income                                  $13,789,747     $15,419,518      $14,720,271
 Net gain (loss) realized on real estate
   investments sold                                         306,040      (1,573,147)               0
 Net unrealized gain (loss)  from real estate
   investments                                            8,179,192      (3,211,436)         661,623
                                                       -------------   -------------    -------------

         Net increase in net assets resulting from
           operations                                    22,274,979      10,634,935       15,381,894
                                                       -------------   -------------    -------------

NET DECREASE IN NET ASSETS RESULTING
 FROM CAPITAL TRANSACTIONS:

Withdrawals by partners
   ( Shares: 1997 -- 0;  1996 -- 188,409;
     1995 -- 204,350)                                             0      (3,000,000)      (3,000,000)
                                                       -------------   -------------    -------------

         Net decrease in net assets resulting from
          capital transactions                                    0      (3,000,000)      (3,000,000)
                                                       -------------   -------------    -------------

NET INCREASE IN NET ASSETS                               22,274,979       7,634,935       12,381,894

NET ASSETS -  Beginning of year                         197,256,794     189,621,859      177,239,965
                                                       -------------   -------------    -------------

NET ASSETS -  End of year                              $219,531,773    $197,256,794     $189,621,859
                                                       =============   =============    =============

The accompanying notes are an integral part of these financial statements.

           THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                            STATEMENTS OF CASH FLOWS

                                                                         YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------
                                                                   1997           1996           1995
                                                               -----------    -----------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations           $22,274,979     $10,634,935    $15,381,894
Adjustments to reconcile net increase in net assets
   resulting from operations to net cash provided by
   operating activities:
     Net realized and unrealized (gain) loss on
        investments                                             (8,485,232)      4,784,583       (661,623)
      (Increase) decrease in:
         Dividend receivable                                      (146,999)              0              0
         Accrued investment income and other assets                162,190        (323,611)       474,790
      (Decrease) increase in:
         Obligation under capital lease                            (72,677)        190,256         77,585
         Accounts payable and accrued expenses                     201,667        (502,254)     1,337,548
         Due to affiliates                                         113,722          36,405         58,589
         Other liabilities                                          71,404        (197,060)        18,156
                                                               ------------    ------------   ------------

  Net cash flows from operating activities                      14,119,054      14,623,254     16,686,939
                                                               ------------    ------------   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Net proceeds from real estate investments
    sold                                                         6,297,422      20,497,789              0
  Acquisition of real estate property                          (23,417,474)    (10,713,722)   (36,774,343)
  Acquisition of real estate investment trust                  (10,000,005)              0              0
  Improvements and additional costs on prior purchases:
    Additions to real estate owned                              (1,311,864)       (997,893)    (1,050,197)
    Additions to real estate partnerships                                0               0        (24,415)
  Sale (purchase) of marketable securities                      10,455,223     (13,894,489)     5,292,044
                                                               ------------    ------------   ------------

  Net cash flows from investing activities                     (17,976,698)     (5,108,315)   (32,556,911)
                                                               ------------    ------------   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:

 Withdrawals by partners                                                 0      (3,000,000)    (3,000,000)
 Principal payments on capital lease obligation                 (4,000,000)              0              0
                                                               ------------    ------------   ------------

  Net cash flows from financing activities                      (4,000,000)     (3,000,000)    (3,000,000)
                                                               ------------    ------------   ------------

NET CHANGE IN CASH AND CASH

  EQUIVALENTS                                                   (7,857,644)      6,514,939    (18,869,972)

CASH AND CASH EQUIVALENTS - Beginning of year                   20,738,204      14,223,265     33,093,237
                                                               ------------    ------------   ------------

CASH AND CASH EQUIVALENTS - End of year                        $12,880,560     $20,738,204    $14,223,265
                                                               ============    ============   ============

SUPPLEMENTAL INFORMATION:

  Cash paid during the year for interest                          $220,118        $376,450       $376,450
                                                               ============    ============   ============

The accompanying notes are an integral part of these financial statements.

          THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                            SCHEDULE OF INVESTMENTS

                                                                      DECEMBER 31,1997                     DECEMBER 31, 1996
                                                              -------------------------------      -----------------------------
                                                                                  ESTIMATED                          ESTIMATED
                                                                                    MARKET                             MARKET
                                                                  COST              VALUE             COST              VALUE
                                                              ------------------------------------------------------------------
REAL ESTATE AND IMPROVEMENTS (PERCENT OF NET ASSETS)                                    82.6%                              76.6%
Location                    Description

---------------------------------------------------------------------------------------------------------------------------------
Lisle, IL                   Office Building                   $ 17,916,983       $ 10,278,959     $ 17,524,421       $  9,900,000
Atlanta, GA                 Garden Apartments                   15,446,293         15,100,000       15,396,738         13,707,814
Pomona, CA                  Warehouse                           23,637,049         19,504,612       23,456,751         17,553,849
Roswell, GA                 Retail Shopping Center              31,858,198         29,547,042       31,754,073         28,333,818
Morristown, NJ              Office Building                     18,931,914         10,805,918       18,797,224         10,113,986
Bolingbrook, IL             Warehouse                            8,948,028          7,100,000        8,948,028          7,100,000
Farmington Hills, MI        Garden Apartments                   13,641,971         14,805,258       13,623,952         14,706,400
Raleigh, NC                 Garden Apartments                   15,804,860         16,525,751       15,762,951         16,854,252
Nashville, TN               Office Building                      8,613,828          9,611,329        8,379,326          8,800,436
Oakbrook Terrace, IL        Office Complex                      12,725,366         14,100,000       12,725,105         13,290,000
Beaverton, OR               Office Complex                      10,728,285         10,700,000       10,713,722         10,713,721
Salt Lake City, UT          Industrial Building                  5,388,134          5,350,000                0                  0
Aurora, CO                  Industrial Building                  8,540,585          8,400,000                0                  0
Brentwood, TN               Office Complex                       9,488,755          9,488,755                0                  0
                                                              ===================================================================
                                                              $201,670,248       $181,317,624     $177,082,291       $151,074,276
                                                              ===================================================================

INTEREST IN PROPERTIES (PERCENT OF NET ASSETS)                                           0.0%                                3.0%
Location                    Description

---------------------------------------------------------------------------------------------------------------------------------
Jacksonville, FL            Warehouse/Distribution                      $0                 $0       $1,317,453         $1,225,000
Jacksonville, FL            Warehouse/Distribution                       0                  0        1,002,448          1,000,000
Jacksonville, FL            Warehouse/Distribution                       0                  0        1,442,894          1,325,000
Jacksonville, FL            Warehouse/Distribution                       0                  0        2,370,362          2,300,000
                                                              -------------      -------------    -------------     -------------
                                                                        $0                 $0       $6,133,157         $5,850,000
                                                              =============      =============    =============     =============

REAL ESTATE TRUST (PERCENT OF NET ASSETS)                                                5.7%                                0.0%

---------------------------------------------------------------------------------------------------------------------------------
Meridian REIT Shares (506,894 shares)                          $10,000,005        $12,523,805               $0                 $0
                                                              =============      =============    =============     ==============
                                                                     DECEMBER 31,1997                         DECEMBER 31, 1996
                                                              -----------------------------              -------------------------
                                                                               ESTIMATED                               ESTIMATED
                                                                 FACE           MARKET                     FACE         MARKET
                                                                AMOUNT          VALUE                     AMOUNT        VALUE
                                                              --------------------------------------------------------------------
MARKETABLE SECURITIES (PERCENT OF NET ASSETS)                                            6.4%                               12.4%
(See pages F-14 to F-15 for details)

Description

-----------------------------------------------------------------------------------------------------------------------------------
Marketable Securities                                         $13,939,000      $13,971,421               $24,345,000   $24,426,644
                                                              ============     ============              ============  ============

CASH AND CASH EQUIVALENTS (PERCENT OF NET ASSETS)                                     5.9%                                   10.5%
(See pages F-14 to F-15 for details)

Description

-----------------------------------------------------------------------------------------------------------------------------------
Commercial Paper and Cash                                     $12,918,158      $12,880,560               $20,804,826   $20,738,204
                                                              ============     ============              ============  ============

The accompanying notes are an integral part of these financial statements.

          THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                            SCHEDULE OF INVESTMENTS

                                                                                  DECEMBER 31, 1997
                                                                          -------------------------------
                                                                             FACE             ESTIMATED
                                                                            AMOUNT           MARKET VALUE
                                                                          ------------       -------------
MARKETABLE SECURITIES (PERCENT OF NET ASSETS)                                                       6.4%

International Lease Finance Corp., 5.92%, January 15, 1998                $   500,000        $   499,083
Smith Barney Holding Inc., 5.70%, January 28, 1998                          1,304,000          1,285,475
Suntrust Banks, 8.875%, February 1, 1998                                    1,500,000          1,517,880
Chase Manhattan Bank, 5.75%, February 10, 1998                              2,000,000          2,000,000
Beneficial Corp., 9.125%, February 15, 1998                                   700,000            705,948
Citicorp, 10.15%, February 15, 1998                                           200,000            207,324
General Motors Acceptance Corp., 5.9%, February 19, 1998                      985,000            994,545
General Motors Acceptance Corp., 5.9875%, February 23, 1998                 1,300,000          1,299,363
American General Finance Corp., 7.25%, March 1, 1998                          500,000            507,880
Commercial Credit Co., 5.7%, March 1, 1998                                    375,000            375,199
Associates Corp. of North America, 7.3%, March 15, 1998                       400,000            406,635
International Lease Finance Corp., 5.75%, March 15, 1998                      400,000            399,940
Morgan Guaranty Trust Co., 5.85%, March 16, 1998                              500,000            499,855
Royal Bank of Canada, 5.91%, June 17, 1998                                  2,000,000          1,998,853
FCC National Bank, 5.75281%, July 2, 1998                                   1,025,000          1,024,202
General Mills Inc., 5.38%, July 8, 1998                                       250,000            249,238
                                                                          ------------       ------------

TOTAL MARKETABLE SECURITIES                                               $13,939,000        $13,971,421
                                                                          ============       ============

CASH AND CASH EQUIVALENTS (PERCENT OF NET ASSETS)                                                   5.9%

Barnett Bank, Inc., 6.70%, January 2, 1998                                 $1,235,000         $1,234,540
American Greetings Corp., 6.26%, January 5, 1998                            1,250,000          1,247,179
Xerox Capital, 5.85%, January 6, 1998                                       1,000,000            995,775
Nike Inc., 6.10%, January 8, 1998                                           1,215,000          1,213,353
Paccar Financial Corp., 5.85%, January 9, 1998                              1,000,000            996,100
Pitney Bowes Credit Corp., 6.00%, January 13, 1998                            750,000            747,375
Merrill Lynch & Co., Inc. 5.85%, January 15, 1998                           1,000,000            994,313
Bank of Montreal, 5.90%, January 16, 1998                                   1,000,000          1,000,000
Countrywide Home Loan, Inc., 5.85%, January 22, 1998                        1,000,000            993,175
General Electric Capital Corp., 5.74%, February 9, 1998                     1,000,000            990,593
                                                                          ------------       ------------

TOTAL CASH EQUIVALENTS                                                     10,450,000         10,412,402

CASH                                                                        2,468,158          2,468,158
                                                                          ------------       ------------

TOTAL CASH AND CASH EQUIVALENTS                                           $12,918,158        $12,880,560
                                                                          ============       ============

The accompanying notes are an integral part of these financial statements.

          THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP

                            SCHEDULE OF INVESTMENTS

                                                                                DECEMBER 31, 1996
                                                                          ----------------------------
                                                                             FACE           ESTIMATED
                                                                            AMOUNT        MARKET VALUE
                                                                          ------------    ------------
MARKETABLE SECURITIES (PERCENT OF NET ASSETS)                                                   12.4%

PNC Bank, 5.48%, January 6, 1997                                           $2,200,000      $2,199,643
Wells Fargo, 5.54%, January 28, 1997                                        2,300,000       2,300,446
Sears Roebuck Acceptance Corp, 7.48%, February 19, 1997                       100,000         102,187
General Motors Acceptance Corp, 5.88%, February 27, 1997                      105,000         107,143
Sears Roebuck Acceptance Corp,7.72%, February 27, 1997                        800,000         812,000
Dean Witter Discover & Co., 5.75%, March 6,1997                               500,000         500,387
General Motors Acceptance Corp, 5.74%, March 18, 1997                       1,200,000       1,201,344
Sears Discover Credit Corp, 7.81%, March 18, 1997                           1,150,000       1,164,548
American Home Products, 6.88%, April 15, 1997                               2,000,000       2,019,323
Ford Motor Credit, 5.90%, May 5, 1997                                       1,400,000       1,405,337
Ford Motor Credit, 5.90%, May 5, 1997                                         350,000         350,875
Ford Motor Credit, 9.15%, May 7, 1997                                         500,000         515,010
Key Bank NA, 5.58%, May 14, 1997                                              900,000         899,130
American Express Centurion Bank, 5.58%, June 10, 1997                       2,300,000       2,299,862
Associates Corp of North America, 7.05%, June 30, 1997                        600,000         604,766
Bank One Columbus, 5.58%, July 1, 1997                                      1,110,000       1,108,812
Associates Corp of North America, 5.88%, August 15, 1997                    1,230,000       1,230,744
Key Bank of New York, 4.82%, September 4, 1997                              1,300,000       1,298,740
Bank One Milwaukee, NA, 5.26%, October 8, 1997                              1,000,000       1,002,870
Morgan Guaranty Trust Co., 5.38%, November 14, 1997                         1,000,000         999,271
Norwest Financial Inc., 6.50%, November 15, 1997                              300,000         302,286
Norwest Corp., 5.55%, November 21, 1997                                     2,000,000       2,001,922
                                                                          ------------    ------------

TOTAL MARKETABLE SECURITIES                                               $24,345,000     $24,426,644
                                                                          ============    ============

CASH AND CASH EQUIVALENTS (PERCENT OF NET ASSETS)                                               10.5%

Gateway Fuel Corp, 7.15%, January 2, 1997                                  $2,177,000      $2,176,135
Bell Atlantic Financial Services, 5.50%, January 14, 1997                   2,650,000       2,638,664
Pioneer Hi-Bred Intl, 5.47%, January 15, 1997                               1,200,000       1,194,712
Bank of Montreal, 5.43%, January 27, 1997                                   2,300,000       2,300,000
Canadian Imperial Bank, 5.39%, January 27, 1997                             2,400,000       2,400,000
HJ Heinz Co., 5.46%, January 29, 1997                                       2,370,000       2,354,184
General Electric Capital Corp, 5.34%, February 3, 1997                      2,300,000       2,279,871
Bankers Trust Co., 5.35%, February 20, 1997                                 2,000,000       2,007,723
Colonial PL Co Note, 5.60%, February 21, 1997                                 800,000         792,658
Colonial PL Co Note, 5.35%, March 4, 1997                                     783,000         773,109
General Electric Capital Corp., 5.45%, March 14, 1997                         300,000         296,321
                                                                          ------------    ------------
TOTAL CASH EQUIVALENTS                                                     19,280,000      19,213,378

CASH                                                                        1,524,826       1,524,826
                                                                          ------------    ------------

TOTAL CASH AND CASH EQUIVALENTS                                           $20,804,826     $20,738,204
                                                                          ============    ============

The accompanying notes are an integral part of these financial statements.

                        NOTES TO FINANCIAL STATEMENTS OF
             PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP
                For Years Ended December 31, 1997, 1996 and 1995

General

On April 29, 1988, Prudential Variable Contract Real Property Partnership (the "Partnership"), a general partnership organized under New Jersey law, was formed through an agreement among Prudential Insurance Company of America ("Prudential"), Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). The Partnership was established as a means by which assets allocated to the real estate investment option under certain variable life insurance and variable annuity contracts issued by the respective companies could be invested in a commingled pool. The partners in the Partnership are Prudential, Pruco Life and Pruco Life of New Jersey.

The Partnership has a policy of investing at least 65% of its assets in direct ownership interests in income-producing real estate and participating mortgage loans.

The Partnership's investments are valued on a daily basis, consistent with the Partnership Agreement. On each day during which the New York Stock Exchange is open for business, the net assets of the Partnership are valued using the estimated market value of its investments as described in Notes 1A and 1B below, plus an estimate of net investment income from operations reduced by any liabilities of the Partnership.

The periodic adjustments to property values described in Notes 1A and 1B below and the corrections of previous estimates of net investment income are made on a prospective basis. There can be no assurance that all such adjustments and estimates will be made timely.

Shares of the Partnership are sold to Prudential Variable Contract Real Property Account, Pruco Life Variable Contract Real Property Account and Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Accounts") at the current share value of the Partnership's net assets. Share value is calculated by dividing the estimated market value of net assets of the Partnership as determined below by the number of shares outstanding. A Contract owner participates in the Partnership through interests in the Real Property Accounts.

Note 1:  Summary Of Significant Accounting Policies

         A: Real Estate Owned and Interest in Properties - The Partnership's investments in real estate owned and interests in properties are initially valued at their purchase price. Thereafter, real estate investments are reported at their estimated market values based upon appraisal reports prepared by independent real estate appraisers (members of the Appraisal Institute) which are ordinarily obtained on an annual basis. The property valuations are reviewed internally at least every three months and adjusted if there has been a change in the value of the property since the last valuation.

                  The Chief Appraiser of Prudential Insurance Company Comptroller's Department Valuation Unit (Valuation Unit) is responsible to assure that the valuation process provides independent and accurate market value estimates. In the interest of maintaining and monitoring the independence and accuracy of the appraisal process, the Comptroller of Prudential has appointed a third party firm to act as the Appraisal Management Firm. The Appraisal Management Firm, among other responsibilities, approves the selection and scheduling of external appraisals; reviews and provides comments on a sample of external

                        NOTES TO FINANCIAL STATEMENTS OF
             PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP
                For Years Ended December 31, 1997, 1996 and 1995


                  and internal appraisals; assists in developing policies and procedures and assists in the evaluation of the performance and competency of external appraisers. The real estate valuations are reviewed quarterly by the Valuation Unit and adjusted if there has been any significant changes in circumstances related to the real estate since the most recent independent appraisal.

                  The purpose of an appraisal is to estimate the market value of real estate as of a specific date. Market value has been defined as the most probable price for which the appraised real estate will sell in a competitive market under all conditions requisite to fair sale, with the buyer and seller each acting prudently, knowledgeably, and for self interest, and assuming that neither is under undue duress. The estimate of market value generally is a correlation of three approaches, all of which require the exercise of subjective judgment. The three approaches are: (1) current cost of reproducing the real estate less deterioration and functional and economic obsolescence; (2) discounting of a series of income streams and reversion at a specified yield or by directly capitalizing a single year income estimate by an appropriate factor; and (3) value indicated by recent sales of comparable properties in the market space. In the reconciliation of these three approaches, the one most heavily relied upon is the one then recognized as the most appropriate by the independent appraiser for the type of real estate in the market.

                  As described above, the estimated market value of real estate and real estate related assets are determined through an appraisal process. These estimated market values may vary significantly from the prices at which the real estate investments would sell since market prices of real estate investments can only be determined by negotiation between a willing buyer and seller. Although the estimated market values represent subjective estimates, management believes these estimated market values are reasonable approximations of market prices and the aggregate value of investments in real estate is fairly presented as of December 31, 1997 and 1996.

         B: Investments in Real Estate Investment Trusts - Shares of real estate investment trusts (REITs) are generally valued at their quoted market price at December 31, 1997. These values may be discounted for restrictions, if any, on the future sale of these shares, such as, lockout periods or limitations on the number of shares which may be sold in a given time period. Any such discounts are determined by the Valuations Unit.

         C: Revenue Recognition - Rent from real estate is recognized when billed. Revenue from certain real estate investments is net of all or a portion of related real estate expenses and taxes, as lease arrangements vary as to responsibility for payment of these expenses between tenants and the Partnership. Since real estate is stated at estimated market value, net income is not reduced by depreciation expense. Dividend income is accrued at the ex-dividend date.

         D: Cash and Cash Equivalents - For purposes of the statement of cash flows, all short-term investments with a maximum maturity of three months and investments in money market funds with a maximum weighted average maturity of three months are considered to be cash

                        NOTES TO FINANCIAL STATEMENTS OF
             PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP
                For Years Ended December 31, 1997, 1996 and 1995


                  equivalents. Cash equivalents are carried at market value. Cash of $128,089 and $144,314 at December 31, 1997 and 1996,
                  respectively, was maintained by the properties for tenant security deposits and is included in Other Assets on the Statements of Assets and Liabilities.

         E: Marketable Securities - Marketable securities are highly liquid investments with maturities of more than three months when purchased and are carried at market value.

         F: Federal Income Taxes - The Partnership is not a taxable entity under the provisions of the Internal Revenue Code. The income and capital gains and losses of the Partnership are attributed, for federal income tax purposes, to the Partners in the Partnership. The Partnership may be subject to state and local taxes in jurisdictions in which it operates.

         G: Management's Use of Estimates in the Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2:  Obligation Under Capital Lease

The Partnership maintained an interest in a leasehold estate consisting of six one-story industrial warehouse buildings located in Pomona, California. In conjunction with this interest, the Partnership assumed assignment of a ground lease agreement expiring in November 2078 with no renewal options. The annual ground lease payments after November 1994, and for each 10 year increment thereafter, were subject to increase 50% of the increase in the Consumer Price Index during the previous period. In 1995, the annual ground lease payment increased by $126,450 to $376,450. The ground lease contained a purchase option that exercisable from November 1994 to November 1997 at a fixed price of $4,000,000. In August 1997, the Partnership exercised this purchase option.

Note 3:  Leasing Activity

The Partnership leases space to tenants under various operating lease agreements. These agreements, without giving effect to renewal options, have expiration dates ranging from 1997 to 2010. At December 31, 1997, the aggregate future minimum base rental payments under non-cancelable operating lease by year are:

                                Year Ending
                                December 31,            (000'S)
                                ------------            -------
                                    1998                $12,877
                                    1999                 11,857
                                    2000                 10,221
                                    2001                  8,669
                                    2002                  6,834
                                    Thereafter           11,916
                                                        -------
                                    Total               $62,374
                                                        =======

                        NOTES TO FINANCIAL STATEMENTS OF
             PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY PARTNERSHIP
                For Years Ended December 31, 1997, 1996 and 1995



Note 4:  Commitment From Partner

On January 9, 1990, Prudential committed to fund up to $100 million to enable the Partnership to take advantage of opportunities to acquire attractive real property investments whose cost is greater than the Partnership's then available cash. Contributions to the Partnership under this commitment are utilized for property acquisitions and returned to Prudential on an ongoing basis from Contract owners' net contributions. Also, the amount of the commitment is reduced by $10 million for every $100 million in estimated market value net assets of the Partnership. The amount available under this commitment for property purchases as of December 31, 1997 is approximately $47 million.

Note 5:  Related Party Transactions

Pursuant to an investment management agreement, Prudential charges the Partnership a daily investment management fee at an annual rate of 1.25% of the average daily gross asset valuation of the Partnership. For the years ended December 31, 1997, 1996 and 1995 management fees incurred by the Partnership were $2,640,470; $2,494,229; and $2,341,878, respectively.

The Partnership also reimburses Prudential for certain administrative services rendered by Prudential. The amounts incurred for the years ended December 31, 1997, 1996 and 1995 were $115,346; $116,818; and $123,919, respectively, and are classified as administrative expenses in the statements of operations.

The Partnership owned a 50% interest in four warehouse/distribution buildings in Jacksonville, Florida (the Unit warehouses). The remaining 50% interest was owned by Prudential and one of its subsidiaries. In September 1997, the Unit warehouses were sold as part of an industrial package for cash of $12,544,659. The partnership's share of the proceeds was $6,272,329.

The Partnership has contracted with PREMISYS Real Estate Services, Inc. (PREMISYS), an affiliate of Prudential, sold by Prudential in 1997, to provide property management services at the Unit warehouses. The property management fee earned by PREMISYS, incurred by the Partnership and Prudential for the years ended December 31, 1997, 1996 and 1995 was $32,175; $36,000; and $31,360,
respectively.

Note 6:  Per Share Information (for a share outstanding throughout the year)

                                                              01/01/97     01/01/96       01/01/95      01/01/94      01/01/93
                                                                 TO           TO             TO            TO            TO
                                                              12/31/97     12/31/96       12/31/95      12/31/94      12/31/93
                                                              --------     --------       --------      --------      --------
Rent from properties                                          $  1.8216    $   1.9173     $   1.6387    $   1.2754    $   1.1659
Income from interest in properties                            $  0.0367    $   0.0510     $   0.0527    $   0.1838    $   0.2139
Interest on mortgage loans                                    $  0.0000    $   0.0000     $   0.0000    $   0.0082    $   0.0755
Dividend income from real estate investment trusts            $  0.0134    $   0.0000     $   0.0000    $   0.0000    $   0.0000
Interest from short-term investments                          $  0.1946    $   0.1795     $   0.2199    $   0.1226    $   0.0549
                                                              ---------    ----------     ----------    ----------    ----------

INVESTMENT INCOME                                             $  2.0663    $   2.1478     $   1.9113    $   1.5900    $   1.5102
                                                              =========    ==========     ==========    ==========    ==========

Investment management fee                                     $  0.2229    $   0.2097     $   0.1936    $   0.1786    $   0.1673
Real estate tax expense                                       $  0.1864    $   0.1991     $   0.1602    $   0.1399    $   0.1465
Administrative expenses                                       $  0.1963    $   0.1569     $   0.1484    $   0.1103    $   0.1187
Operating expenses                                            $  0.2782    $   0.2442     $   0.1546    $   0.1332    $   0.1209
Interest expense                                              $  0.0186    $   0.0412     $   0.0381    $   0.0255    $   0.0236
                                                              ---------    ----------     ----------    ----------    ----------
EXPENSES                                                      $  0.9024    $   0.8511     $   0.6949    $   0.5875    $   0.5770
                                                              =========    ==========     ==========    ==========    ==========

NET INVESTMENT INCOME                                         $  1.1639    $   1.2967     $   1.2164    $   1.0025    $   0.9332
                                                              =========    ==========     ==========    ==========    ==========

Net realized loss on investments sold                         $  0.0258    ($  0.1323)    $   0.0000    $  (0.0966)   $  (0.1816)
Net unrealized gain/(loss) on investments                     $  0.6903    ($  0.2695)    $   0.0581    $   0.2169    $   0.0152
                                                              ---------    -----------    ----------    ----------    ----------
NET REALIZED AND UNREALIZED

GAIN/(LOSS) ON INVESTMENTS                                    $  0.7162    ($  0.4018)    $   0.0581    $   0.1203    $  (0.1664)
                                                              ---------    -----------    ----------    ----------    -----------

Net increase/(decrease) in share value                        $  1.8800    $   0.8949     $   1.2745    $   1.1228    $   0.7668

Share Value at beginning of period                            $  16.6486   $ 15.7537      $ 14.4792     $ 13.3564     $ 12.5896
                                                              ----------   ---------      ---------     ---------     ---------
Share Value at end of period                                  $  18.5286   $ 16.6486      $ 15.7537     $ 14.4792     $ 13.3564
                                                              ==========   =========      =========     =========     =========

Ratio of expenses to average net assets                            5.16%       5.26%          4.62%         4.27%         4.44%

Ratio of net investment income to
 average net assets                                                6.66%       8.01%          8.08%         7.29%         7.17%

Number of shares outstanding at
 end of period (000's)                                           11,848       11,848         12,037        12,241        13,031


All calculations are based on average month-end shares outstanding where applicable.

Per share information presented herein is shown on a basis consistent with the financial statements as discussed in Note 1G on page B10.

                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------

February 20, 1998

To the Partners of Prudential
Variable Contract Real Property Partnership

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Prudential Variable Contract Real Property Partnership (the "Partnership") at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of the Prudential Insurance Company of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
New York, New York

INDEPENDENT AUDITORS' REPORT


To the Partners of
The Prudential Variable Contract Real Property Partnership
Newark, New Jersey


We have audited the accompanying statements of operations, changes in net assets and cash flows of the Prudential Variable Contract Real Property Partnership (the "Partnership") for the year ended December 31, 1995 and the per share data and ratios for each of the three years in the period ended December 31, 1995. These financial statements and the per share data and ratios are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements and the per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and per share data and ratios present fairly, in all material respects, the results of operations, changes in net assets and cash flows of The Prudential Variable Contract Real Property Partnership for the year ended December 31, 1995 and the per share data and ratios for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Parsippany, New Jersey
March 1, 1996

BOARD OF
DIRECTORS                      The Prudential Insurance Company of America


FRANKLIN E. AGNEW                            GLEN H. HINER, JR.                  RICHARD M. THOMSON
  Business Consultant                          Chairman and CEO,                   Former Chairman and CEO,
                                               Owens Corning                       The Toronto-Dominion Bank
FREDERIC K. BECKER                           CONSTANCE J. HORNER                 JAMES A. UNRUH
  President,                                   Guest Scholar,                      Former Chairman and CEO,
  Wilentz Goldman and Spitzer                  The Bookings Institutions           Unisys Corporation

JAMES G. CULLEN                              GAYNOR N. KELLEY                    P. ROY VAGELOS, M.D.
  President and CEO,                           Former Chairman and CEO,            Former Chairman and CEO,
  Telcom Group,                                The Perkins Elmer Corporation       Merck & Co., Inc.
 Bell Atlantic Corporation

CAROLYNE K. DAVIS                            BURTON G. MALKIEL                   STANLEY C. VAN NESS
  Former Health Care,                          Professor,                          Counselor at Law,
  Consultant                                   Princeton University                Picco Herbert Kennedy

ROGER A. ENRICO                              ARTHUR F. RYAN                      PAUL A. VOLCKER
  Chairman and CEO,                            Chairman, CEO,                      Consultant
  PepsiCo. Inc.                                and President,
                                               Prudential

ALLAN D. GILMOUR                             IDA F. S. SCHMERTZ                  JOSEPH H. WILLIAMS
  Former Vice Chairman,                        Principal,                          Director,
  Ford Motor Company                           Investment Strategies               The Williams  Companies
                                               International

WILLIAM H. GRAY                              CHARLES R. SITTER
  President and CEO,                           Former President,
  The College Fund/UNCF                        Exxon Corporation

JON F. HANSON                                DONALD L. STAHELI
  Chairman, Hampshire                          Chairman and CEO,
  Management Company                           Continental Grain Company

BOARD OF
DIRECTORS                      Pruco Life Insurance Company
                               Pruco Life Insurance Company of New Jersey

JAMES J. AVERY, JR.                           MENDEL MELZER                   I. EDWARD PRICE
  Senior Vice President, CFO, and               Chief Investment Officer.        Senior Vice President and
  Chief Actuary, Prudential                     Prudential Mutual Funds          Actuary,
  Individual Insurance Group                                                     Prudential Individual
                                                                                 Insurance Group
WILLIAM M. BETHKE                             ESTHER H. MILNES                KIYOFUMI SAKAGUCHI
  President,                                    Vice President and Actuary,     President,
  Prudential Capital Markets Group              Prudential Individual           Prudential International
                                                Insurance Group                 Insurance Group
                                                President, Pruco Life and
                                                Pruco Life of New Jersey

IRA J. KLEINMAN
   Chief Marketing and Product
   Development Officer,
   Prudential Individual Insurance

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

================================================================================

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.


================================================================================
If you own a variable life insurance contract, please use the telephone numbers shown below:


                          [MAP OF THE UNITED STATES]

                                 1-800-356-4050
                          8 a.m. - 4 p.m. Eastern Time



                                 1-800-635-9587
                          8 a.m. - 4 p.m. Eastern Time

================================================================================
If you own a variable annuity contract, please call the following telephone number:

                                 1-888-778-2888
                          8 a.m. - 9 p.m. Eastern Time

[LOGO]
================================================================================
Whether providing insurance protection for home, family and business, or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.

To obtain additional copies of this Annual Report:

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of this Annual Report. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies of The Prudential Variable Contract Real Property, Annual Report. Proxy material and tax information will continue to be sent to each account of record.







P.O. Box 197
Minneapolis, MN 55440-0197

Address Service Requested
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                                                                     Prudential
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RPA-AR 12/97                  Printed in the U.S.A.               PIMV-0398-2904
Cat#64696V1                     on recycled paper.              MRA-1998-A024618